UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 8, 2010

Commission File Number: 000-53665

MEDICAL CARE TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

NEVADA
(state or other jurisdiction of incorporation or organization)

22 Notting Hill Gate, Suite 127
London, UK,  X0 W11 3JE
(Address of principal executive offices)

+44 207 526 2128
Issuer’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 7.01                      REGULATION FD DISCLOSURE

We announced today that on October 6, 2009, we entered into a non-binding Letter of Intent with Great Union Corporation, ("GUC") a Hong Kong corporation, with the intent to acquire ownership of certain medical care products developed by GUC.

ITEM 8.01                      OTHER ITEMS

The management of the Company has decided to change the Company’s focus from the oil and gas industry to the business of providing secure information systems for medical professionals and institutions.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Document Description

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 8, 2010	MEDICAL CARE TECHNOLOGIES INC.
(Registrant)

By: MICHAEL FREEBERG Michael Freeberg
Director